EXHIBIT 99.1
                                                                    ------------


For Immediate Release
Wednesday, June 15, 2005
                                                                       Contacts:
                                             Walter Berger, EVP, Treasurer & CFO
                                       Kate Snedeker, Media & Investor Relations
                                                                    317.266.0100

  EMMIS ANNOUNCES PROPOSED OFFERING OF ITS FLOATING RATE SENIOR NOTES DUE 2012

Indianapolis...Emmis Communications Corporation (NASDAQ: EMMS) today announced that it plans to offer $325 million of floating rate senior notes in a Rule 144A offering. The proposed offering of floating rate senior notes is expected to close in June 2005.

Emmis intends to use the proceeds from the offering of the floating rate senior notes, together with the proceeds of other indebtedness, to repurchase a portion of its outstanding shares of Class A common stock up to an aggregate purchase price of $400 million, whether pursuant to its "Dutch Auction" tender offer or in open market transactions, to repay or refinance indebtedness and to pay fees and expenses relating to these and related transactions.

The securities to be offered will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offering, solicitation or sale would be unlawful.

EMMIS COMMUNICATIONS -- GREAT MEDIA, GREAT PEOPLE, GREAT SERVICE(R)

Emmis Communications is an Indianapolis-based diversified media firm with radio broadcasting, television broadcasting and magazine publishing operations. Emmis owns 23 FM and 2 AM domestic radio stations serving the nation's largest markets of New York, Los Angeles and Chicago as well as Phoenix, St. Louis, Austin, Indianapolis and Terre Haute, IN. Emmis has recently announced its intent to seek strategic alternatives for its 16 television stations, which could result in the sale of all or a portion of its television assets. In addition, Emmis owns a radio network, international radio stations, regional and specialty magazines and ancillary businesses in broadcast sales and book publishing.

CERTAIN STATEMENTS INCLUDED ABOVE WHICH ARE NOT STATEMENTS OF HISTORICAL FACT, INCLUDING FINANCIAL DATA FOR QUARTERS OR OTHER PERIODS THAT ARE NOT YET COMPLETED AND STATEMENTS IDENTIFIED WITH THE WORDS "CONTINUES," "EXPECT," "WILL," OR "WOULD," ARE INTENDED TO BE, AND ARE, IDENTIFIED AS "FORWARD-LOOKING STATEMENTS," AND INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF EMMIS TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULT, PERFORMANCE OR ACHIEVEMENT EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. SUCH FACTORS INCLUDE, AMONG OTHERS, GENERAL ECONOMIC AND BUSINESS CONDITIONS; FLUCTUATIONS IN THE DEMAND FOR ADVERTISING; INCREASED COMPETITION IN THE BROADCASTING INDUSTRY INCLUDING THE IMPLEMENTATION OF COMPETING FORMATS IN LARGE MARKETS; THE ATTRACTION AND RETENTION OF QUALITY TALENT AND OTHER PROGRAMMING; PUBLIC AND GOVERNMENTAL REACTION TO EMMIS PROGRAMMING DECISIONS; CHANGES IN THE COSTS OF PROGRAMMING; CHANGES IN INTEREST RATES; INABILITY TO GROW THROUGH SUITABLE ACQUISITIONS, INCLUDING THE DESIRED RADIO; INABILITY OR DELAY IN CLOSING ACQUISITIONS OR DISPOSITIONS; TERRORIST ATTACKS OR OTHER LARGE-SCALE DISASTERS; WARS AND OTHER EVENTS CREATING ECONOMIC UNCERTAINTY; AND OTHER FACTORS MENTIONED IN DOCUMENTS FILED BY EMMIS WITH THE SECURITIES AND EXCHANGE COMMISSION. EMMIS DOES NOT UNDERTAKE ANY OBLIGATION TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS BECAUSE OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.
                                      -30-